EXHIBIT (J)



                         CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the captions "Financial Highlights", "Investment Advisory and Other Services" and "Financial Statements" and to the use of our report dated February 7, 2001, which is incorporated by reference in this Registration Statement (Form N-1A No. 002-23727)of Gabelli Mathers Fund.

                                                         /S/ ERNST & YOUNG LLP
                                                         ERNST & YOUNG LLP

New York, New York
April 25, 2001

                                                                     EXHIBIT (J)

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each person whose name appears below nominates, constitutes and appoints Bruce N. Alpert and James E. McKee (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his place and stead in any and all capacities, to make, execute and sign all amendments and supplements to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of THE GABELLI MATHERS FUND (the "Fund"), and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest, par value $1.00 per share, of the Fund, and any and all amendments and supplements to such Registration Statement, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned officers and Trustees themselves might or could do.

         IN WITNESS WHEREOF, the undersigned officers and Trustees have hereunto set their hands this 23rd day of April, 2001.


                                         /S/ KARL OTTO POHL
     ----------------------------        ------------------------------------
     Mario J. Gabelli                    Karl Otto Pohl
     Chairman and Trustee                Trustee


     /S/ FELIX J. CHRISTIANA             /S/ ANTHONY R. PUSTORINO
     ----------------------------        ------------------------------------
     Felix J. Christiana                 Anthony R. Pustorino
     Trustee                             Trustee


     /S/ ANTHONY J. COLAVITA
     ----------------------------        ------------------------------------
     Anthony J. Colavita                 Werner J. Roeder, M.D.
     Trustee                             Trustee


     /S/ VINCENT D. ENRIGHT
     ----------------------------        ------------------------------------
     Vincent D. Enright                  Jack O. Vance
     Trustee                             Trustee


     /S/ JON P. HEDRICH                  /S/ HENRY G. VAN DER EB
     ----------------------------        ------------------------------------
     Jon P. Hedrich                      Henry G. Van der Eb
     Trustee                             Trustee  and Chief Executive Officer


     /S/ ROBERT E. KOHNEN                /S/ ANTHONIE C. VAN EKRIS
     ----------------------------        ------------------------------------
     Robert E. Kohnen                    Anthonie C. van Ekris
     Trustee                             Trustee